GENERATIVE AI ABSCI CORPORATION 2025 ALL RIGHTS RESERVED DRUG CREATION 2025 J.P. MORGAN HEALTHCARE CONFERENCE

2C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . Disclaimers Forward-Looking Statements Certain statements in this presentation that are not historical facts are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements containing the words “will,” “may,” “anticipates,” “plans,” “believes,” “forecast,” “estimates,” “expects,” “predicts,” “advancing,” “aim,” and “intends,” or similar expressions. We intend these forward-looking statements, including statements regarding our strategy, our expectations regarding the clinical, therapeutic and market potential of product candidates discovered and developed through our platform; the potential advantages of our technology and the assets in our internal pipeline; our ability to achieve catalysts in our preclinical and clinical development programs, such as the initiation of IND-enabling studies and Phase 1 clinical development and the receipt of clinical data; the anticipated timing of such events; the expected evolution of our portfolio over time; guidance regarding cash, cash equivalents and our projected cash runway, our future operations, internal research and technological development activities, estimated speed and cost advantages of leveraging our AI drug creation platform; our expectations regarding the status and progress of our existing partnerships and our plans for potential new partnerships; our expected operational efficiencies, research and technology development collaboration efforts, growth plans, prospects, plans and objectives of management, to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, and we make this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies, and prospects, which are based on the information currently available to us and on assumptions we have made. We can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved, and, furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, including, without limitation, risks and uncertainties relating to the development of our technology as well as the assets in our internal pipeline, our ability to secure milestone payments and royalties, and our ability to effectively conduct research, drug discovery and development activities with respect to our internal programs and to collaborate with our partners or potential partners with respect to their research, drug discovery and development activities; along with those risks set forth in our most recent periodic report filed with the U.S. Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the U.S. Securities and Exchange Commission. Except as required by law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. Market and Statistical Information This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the data generated by independent parties and cannot guarantee their accuracy or completeness. Trademark usage This presentation/document/webpage contains references to our trademarks and service marks and to those belonging to third parties. Absci®, ®, SoluPro®, Bionic SoluPro® and SoluPure® are Absci registered trademarks with the U.S. Patent and Trademark Office. We also use various other trademarks, service marks and trade names in our business, including the Absci AI logo mark ( ), the Unlimit with us mark ( ), Denovium, Integrated Drug Creation, HiPrBind, and IgDesign. All other trademarks, service marks or trade names referred to in this presentation/document/webpage are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation/document/webpage may be referred to with or without the trademark symbols, but references which omit the symbols should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

absci®

Absci is a data-first generative AI Drug Creation™ company

PLATFORM

Launched latest *de novo* antibody design models unlocking previously undruggable targets ie: HIV “Caldera”

Successful execution in partnerships including with: AstraZeneca, Almirall, and Caltech

PARTNERSHIPS

Strategic Collaboration with AMD committing $20M equity investment in Absci

Achieved 2024 partnership guidance with 4 new partners announced: MSKCC, Twist Bioscience, Invetx & Owkin

PIPELINE

ABS-101: “Best-in-class” potential anti-TL1A antibody entering clinic 1H 2025

ABS-201: nomination of drug candidate for androgenic alopecia addressing significant clinical and commercial opportunity

ABS-301 & ABS-501: lead and candidate ID on novel and differentiated programs designed using AI

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

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Ingredients for Success

DATA ADVANTAGE

Proprietary ultra-high throughput data generation in 77,000+ ft^2 lab

Amassing high quality data at scale since 2020

LEADING AI MODELS

Leading *de novo* AI model for antibody design with proof-points in internal and partnered programs

COMPUTE AT SCALE

Compute at scale enabled by partnerships with AMD, NVIDIA & Oracle

'MULTILINGUAL' EXPERTISE

World-Class Cross-disciplinary discovery and AI team

>10 Drugs Approved under current leadership

Absci's leadership in AI *de novo* antibody design

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

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Data Advantage
Leading AI Models
Compute At Scale
"Multilingual" Expertise

Since 2020 Absci has been amassing **high-quality data at scale** for AI model training and validation

DATA TO TRAIN

Proprietary High throughput screening assays generate high-quality data for generative AI model training

AI TO CREATE

Advanced generative AI models create antibodies and next-gen biologics through *de novo* design and AI Lead Optimization

6 WEEK 'LAB IN A LOOP' CYCLES CONTINUOUSLY IMPROVE AI MODELS

WET LAB TO VALIDATE

77,000 Sqft+ lab to validate AI-generated designs

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

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Data Advantage
Leading AI Models
Compute At Scale
"Multilingual" Expertise

Leadership in AI *de novo* design of antibody-based therapeutics

DE NOVO ANTIBODY DESIGN


INPUT EMBEDDING
STRUCTURE PREDICTION (DIFFUSION)
HCDR1
HCDR2
HCDR3
. . . ARCPSIWKFPDEEGACQPC . . .
Antigen Structure/Sequence (Epitope)

- *de novo* antibody design model creates epitope-specific binders given a target structure
- Designed in framework of choice or multiple frameworks

AI LEAD OPTIMIZATION


PROTEIN LANGUAGE MODELS
EVQLSEVGA . . .

- Co-optimization enables improvement of antibody attributes while maintaining developability
- Precise engineering of molecule pharmacology

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Data Advantage
Leading AI Models
Compute AI Scale
"Multilingual" Expertise

Leading AI models to create novel & differentiated therapeutics



ADDRESS COMPLEX AND PREVIOUSLY "HARD TO DRUG" TARGETS

- Bind Specific extracellular domains
- Target Specific conformations
- Address difficult target classes e.g. GPCRs

INTRODUCE PRECISE CONTROL OVER ANTIBODY DESIGN

- "Smart" biologics
- Enhanced Potency & MOA
- Engineer selectivity, minimizing off target toxicity
- Agonism vs. Antagonism

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.
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Data Advantage
Leading AI Models
Compute At Scale
"Multilingual" Expertise

Platform Case Studies

DE NOVO ANTIBODY DESIGN

DE NOVO ANTIBODY DESIGN PROGRAM IN COLLABORATION WITH CALTECH FUNDED BY THE GATES FOUNDATION

VIEW THE FULL CASE STUDY

Caltech BILL & MELINDA GATES foundation



- **Goal:** create universally neutralizing HIV antibody by binding conserved epitope within "caldera" region of HIV gp120
- Absci's *de novo* design platform can successfully address difficult to drug target epitopes

AI LEAD OPTIMIZATION

AI LEAD OPTIMIZATION FOR PH SENSITIVITY WHICH MAY REDUCE TOXICITY AND/OR IMPROVE EFFICACY OF THERAPEUTIC mAbs

VIEW THE FULL CASE STUDY


Affinity
Developability
Function

Model searches a massive space of $~10^{19}$, identifying functional and developable antibodies in one step.

- **Goal:** Co-optimize antibodies for pH sensitive binding to increase efficacy and reduce
- Absci's lead optimization platform enables molecules with differentiated pharmacology

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Data Advantage
Leading AI Models
Compute AI Scale
"Multilingual" Expertise

Since publishing the first work in AI *de novo* antibody design, Absci has continued to rapidly progress and lead the field

2022

de novo Model v1
Absci was the first to design and validate novel antibodies using zero-shot generative AI in BioRxiv preprint

2023

de novo Model v2
Demonstrated *de novo* design model's broad applicability to multiple therapeutic antigens in Neurips publication

2024

de novo Model v3
Successfully designed high affinity binders to an epitope without known binder in Large Pharma partnership

2025

de novo Model v4 and continued development
Successfully *de novo* designed against previously "undruggable" target in HIV "Caldera" program in collaboration with Caltech

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10C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . Strategic Collaboration to Accelerate the Future of AI Drug Discovery x

11C O P Y R I G H T © 2 0 2 4 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D .

12C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . Why We Chose AMD: Key Advantages of AMD MI300X Chips D ata A dvantage Leading A I M odels D rug D iscovery Expertise C om pute A t Scale Unmatched Training Resolution • Why it matters: Model large protein complexes without cropping, preserving biological context for superior predictions and model accuracy (validated using Boltz-1) • How: Powered by AMD’s industry-leading high-memory capacity. Accelerated Throughput • Why it matters: Significantly scales in silico antibody design and evaluation, reducing R&D timelines and costs. • Proof points: • Ability to design library of 12,000+ de novo antibodies in under 1 week using Absci’s IgDesign model • Parallelized inference on 1,400 sequences at once for rapid antibody optimization. • How: Batch processing capabilities powered by AMD’s high- memory capacity deliver unmatched speed and efficiency. PDB:8RRV structure prediction time: 15 minutes Nb9657 FKBP RyR1 PDB:8RRV = Ryanodine Receptor isoform 1 (RyR1) in complex with FKBP and Nb9657 1Wohlwend et al. 2024, bioRxiv 2Shanehsazzadeh et al. 2024, bioRxiv 3https://github.com/AbSciBio/igdesign Example of complex ion channel which typically needs to be cropped, or apply low-memory architectures to resolve without MI300X GPUs

Absci Partnership Ecosystem

AI Drug Creation™ Partnerships

AstraZeneca
almirall
MERCK
OWKIN
TWIST BIOSCIENCE
precisionlife
Memorial Sloan Kettering Cancer Center
UCLA
Caltech

- 25+ PARTNERED PROGRAMS
- 4 NAMED INTERNAL PROGRAMS
- ADDITIONAL PROGRAMS IN EARLY DEVELOPMENT

Data & compute collaborations

AMD
ORACLE
NVIDIA
Aster Insights™
Saint John's Health Center Providence
UNIVERSITY OF OXFORD

- SCALING COMPUTE
- IMPROVING MODELS
- INCREASING EFFICIENCIES

Trademarks, service marks or trade names referred to herein are the intellectual property of their respective owners.
Use of this IP does not imply affiliation, endorsement or sponsorship of any kind

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.
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Data Advantage
Leading AI Models
Compute At Scale
"Multilingual" Expertise

OUR PEOPLE

"Multilingual" team with expertise in AI and drug creation

LEADERSHIP TEAM


Sean McClain
Founder, CEO & Director


Andreas Busch, PHD
Chief Innovation Officer


Zach Jonasson, PHD
Chief Financial Officer & Chief Business Officer


Amaro Taylor-Weiner, PHD
SVP, Chief AI Officer


Shelby Walker, JD
Chief Legal Officer


Karin Wierinck
Chief People Officer


Christian Stegmann, PHD
SVP, Drug Creation


Christine Lemke, DVM
SVP, Portfolio & Growth Strategy


Penelope
Chief Morale Officer

BOARD OF DIRECTORS


Frans Van Houten
Chairman of the Board
Former CEO, Royal Phillips


Sean McClain
Founder, CEO & Board Director


Sir Mene Pangalos, PHD
Former EVP R&D AstraZeneca


Karen Mcginnis, CPA
Former Chief Accounting Officer, Illumina


Amrit Nagpal
Managing Director, Redmile Group


Dan Rabinovitsj
VP Hardware Engineering, Meta


Joseph Sirosh, PHD
Former CTO, Compass
VP, Amazon & Microsoft

SCIENTIFIC ADVISORY BOARD


Sir Mene Pangalos, PHD
Co-Chair SAB
Former EVP R&D AstraZeneca


Andreas Busch, PHD
Co-Chair SAB
Chief Innovation Officer


Ian McInnes, PHD
Vice Principal and Head of College University of Glasgow


Luis Diaz, MD
Head, Division of Solid Tumor Oncology Memorial Sloan Kettering Cancer Center


John Wherry, PHD
Director, Institute for Immunology & Immune Health, University of Pennsylvania


Victor Greiff, PHD
Associate Professor University of Oslo


Hubert Truebel, MD, PHD, MBA
Chief Medical Officer AiCuris

EXPERTISE & BACKGROUND FROM

OpenAI, Google, NVIDIA, Harvard University, Stanford University, MIT, Tesla, Takeda, X, AstraZeneca, Broad Institute, Bayer, Pfizer, Bristol Myers Squibb, novo nordisk, Philips, Shire, amazon, Meta, Microsoft, PathAI

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.
Trademarks, service marks or trade names referred to herein are the intellectual property of their respective owners. Use of this IP does not imply affiliation, endorsement or sponsorship of any kind

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Data Advantage
Leading AI Models
Compute At Scale
"Multilingual" Expertise

AI PIPELINE

Advancing and expanding our pipeline of novel & differentiated assets designed using AI


Lead
DC
IND*
Therapeutic area/target
Target
Lead ID
Candidate ID
IND-Enabling
Phase 1
INFL. Bowel Disease / TL1A
ABS-101
Androgenic Alopecia / PRLR
ABS-201
Immuno-oncology / Undisclosed
ABS-301
Oncology / HER2
ABS-501
3 New Early Discovery Programs
Potential "best-in-class"
Potential "first-in-class"

*or equivalent ex-US filing

KEY HIGHLIGHTS

❯ ABS-101

FiH in 1H25 and Ph1 Interim data readout 2H25. New preclinical data support potentially superior immunogenicity profile.

❯ ABS-201

Category defining PRLR antibody for androgenic alopecia. IND-enabling activities initiated, with potential to be first in U.S market.

❯ ABS-301

Potential first-in-class asset with target validation and initial preclinical efficacy readouts in 1H25.

❯ ABS-501

Candidate ID phase for novel HER2 program designed using *de novo* AI

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ABS-101 TL1A

Latest NHP data confirm compelling profile and target engagement

TARGET ENGAGEMENT OVER TIME PROFILE
(TOTAL sTL1A AFTER SINGLE DOSE)


1000
100
10
1
0.1
sTL1A ng/ml
0
10
20
30
40
50
60
days
ABS-101 12mg/kg s.c.
ABS-101 60mg/kg s.c.
ABS-101 60mg/kg i.v.
ABS-101 300mg/kg s.c.
RVT-3101 60 mg/kg s.c.
MK-7240 60 mg/kg s.c.

Non-Human Primates(NHP) single dose PK/PD study highlights:

- Confirmatory target engagement
- Dose dependency of target engagement including ceiling effect
- Significant improved target engagement vs. competitor molecules at comparative dosing regimen

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Data Advantage
Leading AI Models
Compute At Scale
"Multilingual" Expertise



ABS-201 has the potential to unlock a wholly new category of therapy in hair "re-growth"

CLINICAL AND COMMERCIAL UNMET NEED

- Significant unmet clinical need for androgenic alopecia
- Large market: 80-90M patients in U.S., which is a highly motivated patient population

SCIENTIFIC RATIONALE

- Highly validated target (efficacy & safety) for treatment of androgenic alopecia
- Supportive pharmacological profile of ABS-201

DEVELOPMENT PATH

- Straightforward clinical development path with option for early Proof of Concept
- Low competition, potentially first to U.S. market

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Data Advantage
Leading AI Models
Compute At Scale
"Multilingual" Expertise

ABS-201

Significant underserved patient population looking for therapeutic innovation

80 - 90 MILLION AMERICANS LIVE WITH ANDROGENIC ALOPECIA





MALE ANDROGENIC ALPOPECIA

- ~50M men in the U.S.
- Only 2 FDA approved therapies

FEMALE ANDROGENIC ALOPECIA

- ~30M women in U.S.
- Only 1 FDA approved therapy for women

- **Growing patient population with limited therapeutic options and side-effect concerns**
- **Last FDA approved therapy for androgenic alopecia was in the 1990s**
- **Patients and clinicians need better treatment options for “hair re-growth”**
  - Hair re-growth, not just slowing of hair loss
  - Safe and minimal side effects
  - Durable effect
  - Convenient administration frequency
  - FDA approved

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Data Advantage
Leading AI Models
Compute At Scale
"Multilingual" Expertise

ABS-201

Prolactin Receptor inhibition is an innovative alternative to current treatment options

Proposed impact of ABS-201 on Hair Cycle Stages


Catagen
↑↑ Apoptosis & Regression
PRLR
Anagen
Active Growth & New Hair
Telogen
Resting Phase
Hair falls out
ABS-201
Catagen
Apoptosis & Regression
PRLR
Anagen
↑↑ Active Growth & New Hair
2-6 years
Telogen
Resting Phase
Hair falls out

ABS-201 has the potential to:

- Shift the balance in hair cycle stage towards anagen phase[1,2] with:
  - active and new hair growth
  - prevention of telogen effluvium
- Promote a long-lasting effect after treatment cessation
- Prevent prolactin mediated telogen effluvium[1,2]
- Restore hair pigmentation[2]

[1] doi: 10.1016/S0002-9440(10)64295-2
[2] doi: 10.2353/ajpath.2006.050468

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Data Advantage
Leading AI Models
Compute At Scale
"Multilingual" Expertise

Translational Model validates PRLR Target

TOP HEAD VIEW OF STUMPTAILED MACAQUE'S SHOWING PHENOTYPIC CHANGE OVER TIME


Treatment
Post-treatment
Baseline
12 weeks
28 weeks
6 months
2 years
4 years
Male
Female

40mg/kg s.c. Q2W for 28 weeks

Disclosure from competitor

Treatment with an anti-PRLR mAb promotes and sustains long-term hair growth in NHP

- Hair density & thickness improved with short treatment duration in primate model of androgenic alopecia
- Hair growth remains several years post cessation
- Hair regrowth observed for both male and female animals

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Data Advantage
Leading AI Models
Compute At Scale
"Multilingual" Expertise

ABS-201

ABS-201 shows superior efficacy vs 5% topical minoxidil in 21d hair regrowth model


Untreated (n=11)
Isotype (n=11)
Minoxidil 5% (n=11)
ABS-201 30mg/kg (n=11)
ABS-201 60mg/kg (n=10)

Administration: mAbs i.p. biweekly; Minoxidil topical daily


Hair Growth Score
Score (0-3)
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0
5
10
15
20
25
Study Day #
*
***
***
***
Error bars= SEM
Untreated
Isotype Control @ 60mg/kg
Minoxidil @ 5%
ABS-201 @ 30mg/kg
ABS-201 @ 60mg/kg

ABS-201 vs minoxidil/untreated/isotype **p<0.05; ***p<0.0001 - 2way ANOVA

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Data Advantage
Leading AI Models
Compute At Scale
"Multilingual" Expertise



ABS-201 represents a significant untapped new market opportunity

UNLOCKS WHOLLY NEW CATEGORY OF THERAPY

- Lack of innovation and effective treatments in the hair loss space
- Hair is long considered the last frontier of medical aesthetics market

STRONG WILLINGNESS TO SELF-PAY ACROSS DEMOGRAPHICS

- Consumers across income levels invest in aesthetic treatments, driving steady demand.

$14B+ MARKET WITH SIGNIFICANT UPSIDE POTENTIAL

- Potential 2-3X larger depending on clinical profile and additional indications such as hair re-pigmentation

Source: BCG

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CATALYSTS

Leading AI platform driving numerous near-term value inflection points

4Q 2024
ABS-201
IND-enabling activities initiated

1H 2025
ABS-101
Ph 1 double-blind, placebo-controlled Clinical Trial initiation

1H 2025
ABS-301
Immuno-oncology Development Candidate

2H 2025
ABS-101
Phase 1 Interim Data Readout

2025
Partnerships:
- New partnerships including Large Pharma
- Milestones on current partnerships
- Potential internal asset transaction

1H 2026
ABS-101
Ph1b/2a Clinical Trial Initiation

ABS-201
Ph1 Trial Initiation with opportunity for rapid PoC

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BEST IN CLASS GENERATIVE AI PLATFORM

HIGH-VALUE ASSET PORTFOLIO

absci

WIN-WIN PARTNERSHIPS



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